UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 ____________________________________
SCHEDULE 14A ____________________________________
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14-a6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

TOWNSQUARE MEDIA, INC. ____________________________________________________________________
(Name of Registrant as Specified In Its Charter) ____________________________________________________________________ (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1. Title of each class of securities to which transaction applies:
__________________________________________________________________________________________________________

2. Aggregate number of securities to which transaction applies:
__________________________________________________________________________________________________________

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
__________________________________________________________________________________________________________

4. Proposed maximum aggregate value of transaction:
__________________________________________________________________________________________________________

5. Total fee paid:
__________________________________________________________________________________________________________

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1. Amount Previously Paid:
__________________________________________________________________________________________________________

2. Form, Schedule or Registration Statement No:
__________________________________________________________________________________________________________

3. Filing Party:
__________________________________________________________________________________________________________

4. Date Filed:
__________________________________________________________________________________________________________

VOTE BY INTERNET - www.proxyvote.com
Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before
TOWNSQUARE MEDIA	the meeting date. Have your proxy card in hand when you access the
240 GREENWICH AVENUE	web site and follow the instructions to obtain your records and to create
GREENWICH, CT 06830	an electronic voting form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.
To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing,
c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
			M88330-P59072		KEEP THIS PORTION FOR YOUR RECORDS
__ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ ____ __ __ __ __ __ __ __ __ __ __ __ ____ __ __ __ __ __ __
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
TOWNSQUARE MEDIA
Please mark your choice clearly in the appropriate boxes.
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR
ALL DIRECTOR NOMINEES IN PROPOSAL 1:
1.	Election of Directors - nominees to serve a three-year term:
		For	Against	Abstain
	Nominees:	☐	☐	☐
	1a. B. James Ford	☐	☐	☐
	1b. David Lebow	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE FOLLOWING PROPOSAL:					For	Against	Abstain
2.	The Ratification of MCGLADREY LLP as the Independent Registered Public Accounting Firm for the fiscal
	year ending December 31, 2015				☐	☐	☐
If no choice is specified this proxy will be voted FOR each of the nominees in Proposal 1 and FOR Proposal 2

Materials Election - Check this box if you want to receive a complete set of future proxy materials by mail, at no extra cost.
If you do not take action you may receive only a Notice to inform you of the Internet availability of proxy materials.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

	Signature [PLEASE SIGN WITHIN BOX]			Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Form 10-K and Stockholder Letter are available at www.proxyvote.com.

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TOWNSQUARE MEDIA
2015 ANNUAL MEETING OF STOCKHOLDERS
240 Greenwich Avenue
Greenwich, CT 06830
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TOWNSQUARE MEDIA

The undersigned appoints Stuart Rosenstein and Alex Berkett as proxies, each with full power of substitution, to vote all shares of Class A common stock and Class B common stock of Townsquare Media (the "Company") which the undersigned would be entitled to vote if personally present at the 2015 Annual Meeting of Stockholders of the Company scheduled to be held on May 28, 2015 at 9:00 a.m. Eastern Daylight Time at Townsquare Media, 240 Greenwich Avenue, Greenwich, CT 06830 (including any adjournments or postponements thereof and any meeting called in lieu thereof, the "Annual Meeting").

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Class A common stock and Class B common stock of the Company held by the undersigned, and hereby ratifies and confirms all action that each herein named and proxy, their respective substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED
"FOR" ALL DIRECTOR NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSAL 2 AND AT THE DISCRETION OF THE PROXY
HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the
Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

Continued and to be signed on reverse side